UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 12 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 11, 2002

                          Commission File Number 1-6227

                          LEE ENTERPRISES, INCORPORATED
             (Exact name of Registrant as specified in its charter)


        Delaware                                          42-0823980
------------------------                    ------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


                    215 N. Main Street, Davenport, Iowa 52801
                    -----------------------------------------
                    (Address of Principal Executive Offices)


                                 (563) 383-2100

               --------------------------------------------------
               Registrant's telephone number, including area code

ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

On February 11, 2002, the Registrant issued the news release set forth below announcing a conference call and webcast to be held February 12, 2002 with industry analysts and other interested participants.

NEWS RELEASE

Lee Enterprises will webcast conference call

DAVENPORT, Iowa (Feb. 11, 2002)-- Lee Enterprises, Incorporated (NYSE: LEE) will host a conference call with financial analysts Tuesday, Feb. 12, 2002, at 8 a.m. CST. The call will be accessible to the public through an enhanced audio webcast and also through a limited number of listen-only phone lines.

To listen to the webcast live, please connect through www.lee.net at least 15 minutes before the start of the call. The webcast requires Windows Media or RealAudio Player, and downloads will be available. Replays of the webcast will be available at www.lee.net beginning Tuesday at 10 a.m. CST.

To access the toll-free, listen-only phone lines, dial 1-800-340-5809 at least 10 minutes before the program begins.

A replay of the conference call will be available at 1-800-633-8284 or 858-812-6440 beginning at 10 a.m. CST through Feb. 25. The access code for the replay is 20344884.

Lee Enterprises is based in Davenport, Iowa. It owns 23 daily newspapers and a joint interest in five others. Lee also owns more than 100 weekly newspapers, shoppers and classified and specialty publications, along with associated online services. Its stock is traded on the New York Stock Exchange under the symbol LEE.

More  information  about  Lee  Enterprises is available at www.lee.net.

Contact:  dan.hayes@lee.net, (563) 383-2163.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LEE ENTERPRISES, INCORPORATED



Date:  February 11, 2002                /s/ Carl G. Schmidt
                                        ----------------------------------------
                                        Carl G. Schmidt
                                        Vice President, Chief Financial Officer,
                                        and Treasurer